Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANTTO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Zhaoheng Hydropower Company (the “Company”) on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, Guosheng Xu, Chairman and Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2009	/s/ Guosheng Xu
Guosheng Xu,
Chairman and Chief Executive Officer